                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
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                                    FORM 8-K
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                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 8, 2006
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                              PRIMUS GUARANTY, LTD.
             (Exact name of registrant as specified in its charter)

             BERMUDA                        001-32307            NOT REQUIRED
(State or other jurisdiction of     (Commission File Number)  (I.R.S. Employer
 incorporation or organization)                              Identification No.)

                                 CLARENDON HOUSE
                                 2 CHURCH STREET
                             HAMILTON HM 11, BERMUDA
               (Address of principal executive offices) (Zip Code)

        REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: 441-296-0519

                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
         Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
         Exchange Act (17 CFR 240.13e-4(c))

            ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         On August 8, 2006, Primus Guaranty, Ltd. issued a press release announcing operating results for the quarter ended June 30, 2006. A copy of the press release is furnished as Exhibit 99.1 to this Current Report. This exhibit shall not be deemed to be "filed" for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, and shall not be incorporated by reference in any filing under the Securities Act of 1933, as amended.

         Statements in the press release referred to above that are not historical facts are forward-looking and based on management's projections, assumptions and estimates; actual results may vary materially. Forward-looking statements are subject to certain risks and uncertainties, which include but are not limited to: fluctuations in the economic, credit, interest rate or foreign currency environment in the United States (U.S.) and abroad; the level of activity within the national and international credit markets; competitive conditions and pricing levels; legislative and regulatory developments;
technological developments; changes in tax laws; changes in international or national political or economic conditions, including any terrorist attacks; and
uncertainties that have not been identified at this time. Further factors concerning financial risks and results are contained in our 10-K filed with the
Securities and Exchange Commission. Such statements are made pursuant to the
"safe harbor" provisions of the Private Securities Litigation Reform Act of 1995
and identify important risk factors that could cause our actual results to differ materially from those expressed in any projected, estimated or forward-looking statements relating to Primus Guaranty.

         Consequently, all of the forward-looking statements made in the press release referred to above are qualified by these cautionary statements, and there can be no assurance that the actual results or developments anticipated by
Primus Guaranty will be realized or, even if substantially realized, that they will have the expected consequences to, or effects on, Primus Guaranty or its business or operations. Primus Guaranty assumes no obligation to update publicly any such forward-looking statements, whether as a result of new information, future events or otherwise.

                  ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.
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Exhibit No.     Description
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99.1            Press Release dated August 8, 2006 issued by the Registrant

                                    Signature

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    PRIMUS GUARANTY, LTD.

                                    By:  /s/ Richard Claiden
                                        -----------------------------------
                                        Richard Claiden
                                        Chief Financial Officer
                                        (Duly Authorized Officer and Principal
                                        Financial Officer)

Dated: August 11, 2006

                                Index to Exhibits
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Exhibit No.       Description
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99.1              Press Release dated August 8, 2006 issued by the Registrant